Exhibit 32.2

                        CERTIFICATION OF PERIODIC REPORT



I, Sangeon Park, Chief Financial Officer of MB Tech, Inc. ( the "Company"), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C.
Section 1350, that:

- the Quarterly Report on Form 10-QSB of the Company for the six months ended June 30, 2003 (the " Report") fully complies with the requirements of
     Section 13 (a) or 15 (d) of the Securities Exchange Act of 1934 ( 15 U.S.C. 78m or 78o (d); and

- The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Dated:    August 19, 2003




/s/ Sangeon Park
----------------
Sangeon Park
Chief Financial Officer